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                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.)
Check the appropriate box:
[X]  Preliminary Information Sheet
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                               CAPITAL 2000, INC.
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                (Name of Registrant As Specified In Its Charter)

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Payment of Filing Fee (Check the appropriate box)
     [X]   No fee required
     [ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     1)    Title of each class of securities to which transaction applies:

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       2)    Aggregate number of securities to which transaction applies:

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       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       4)    Proposed maximum aggregate value of transaction:

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       5)    Total fee paid:


[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)    Amount Previously Paid:

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       2)    Form, Schedule or Registration Statement No.:

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       3)    Filing Party:

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       4)    Date Filed:

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                               CAPITAL 2000, INC.
                                 602 Main Street
                             Cincinnati, Ohio 45202

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                            NOTICE OF SPECIAL MEETING
                                 OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 1997

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To The Stockholders of Capital 2000, Inc.:

         A Special Meeting of Stockholders (the "Special Meeting") of Capital 2000, Inc., a Colorado corporation (the "Company"), will be held on May 13, 1997 at 7:00 P.M., Eastern Daylight Savings Time, at the Bankers Club, 511 Walnut St., Ste. 3000, Fifth Third Center, Cincinnati, Ohio, for the following purposes:

         1. To consider and vote upon a proposal to adopt an Amendment to the Articles of Incorporation of the Company to change the name from Capital 2000, Inc. to United Shields Corporation; and,

         2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

         A copy of the proposed Amendment is described in the Information Statement that accompanies this Notice of Special Meeting of Stockholders (this "Notice") and is incorporated by reference into this Notice.

         The proposed Amendment has been approved by the Board of Directors of the Company (the "Board".) The Board has carefully reviewed the proposed Amendment and believes that adoption of the Amendment is in the best interest of the Company and its stockholders. On February 12, 1997, the Company acquired all of the issued and outstanding common shares in United Shields Corporation, a Nevada corporation, in exchange for 9,540,000 authorized but unissued restricted shares of common stock, no par value, of the Company in a reorganization under Internal Revenue Code section 368(a)(1)(B) which was exempt from registration requirements of the Securities Act of 1933, as amended, pursuant to section 4(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder ("Reorganization".) The Reorganization resulted in the former shareholders of United Shields Corporation owning approximately 90% of the then issued and outstanding shares of the Company, and the Company owning all of the issued and outstanding shares of United Shields Corporation such that United Shields Corporation became a wholly-owned subsidiary ("Subsidiary") of the Company. The Board believes it to be in the best interest of the Company to change its name to that of the Subsidiary, United Shields Corporation, in order to take advantage of business opportunities developed under the name United Shields Corporation. It is


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anticipated that the Company, as the 100% shareholder of the Subsidiary, will amend the articles of the Subsidiary to change its name to differentiate the Subsidiary from the Company. The Board recommends a vote FOR the adoption of the Amendment.

         Under Colorado law and the Company's By-Laws, the affirmative vote of the holders of 51%of the outstanding shares of Common Stock of the Company that are entitled to vote is required to adopt the Amendment. Those individuals and companies listed on Attachment A have indicated that their shares will be voted in favor of the adoption of the Amendment. Therefore, the Amendment will be adopted without the affirmative vote of any other stockholders. In light of the foregoing, the Company has determined not to solicit proxies from its stockholders.

         Only stockholders of record at the close of business on April 8, 1997 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You are entitled to attend the Special Meeting in person if you wish to do so and vote your shares at that time.

         THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

                           --------------------------

                                          By Order of the Board of Directors


                                          /s/  T. J. Tully
                                          -------------------------------
                                          T.J. Tully
                                          C.E.O, Treasurer and Secretary

Cincinnati, Ohio
April 23, 1997


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                               CAPITAL 2000, INC.
                                 602 Main Street
                             Cincinnati, Ohio 45202

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                              INFORMATION STATEMENT

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                         SPECIAL MEETING OF STOCKHOLDERS

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                           TO BE HELD ON MAY 13, 1997


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is being furnished to the holders of record as of April 8, 1997 (the "Record Date") of shares of Common Stock (the "Common Stock") of Capital 2000, Inc., a Colorado corporation (the "Company") in connection with the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on May 13, 1997 at 7:00 P.M. Eastern daylight savings time, at the Bankers Club, 511 Walnut St., Ste. 3000, Fifth Third Center, Cincinnati, Ohio, and adjournment or postponement thereof. The purpose of this Special Meeting is to vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company from Capital 2000, Inc. to United Shields Corporation.

         Specifically, the proposed resolutions are as follows:

         RESOLVED, the Articles of Incorporation of Capital 2000, Inc. are amended to delete Article First in its entirety and replace it with the following:

         FIRST:  The name of the Corporation is United Shields Corporation.

         RESOLVED, that the appropriate officers file with the Secretary of State of Colorado Articles of Amendment to the Articles of Incorporation to reflect the above resolution.

         On February 12, 1997, the Company acquired all of the issued and outstanding common shares in United Shields Corporation, a Nevada corporation, in exchange for 9,540,000 authorized but unissued restricted shares of common stock, no par value, of the Company in a reorganization under Internal Revenue Code section 368(a)(1)(B) which was exempt from registration requirements of the Securities Act of 1933, as amended, pursuant to section 4(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder ("Reorganization".) The Reorganization resulted in


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the former shareholders of United Shields Corporation owning approximately 90%
of the then issued and outstanding shares of the Company, and the Company owning all of the issued and outstanding shares of United Shields Corporation such that United Shields Corporation became a wholly-owned subsidiary ("Subsidiary") of the Company. The Board believes it to be in the best interest of the Company to change its name to that of the Subsidiary, United Shields Corporation, in order to take advantage of business opportunities developed under the name United Shields Corporation. It is anticipated that the Company, as the 100% shareholder of the Subsidiary, will amend the articles of the Subsidiary to change its name to differentiate the Subsidiary from the Company.

         As of the Record Date there were issued and outstanding 10,590,100 shares of Common Stock and approximately 116 holders of record of Common Stock. A majority of those issued and outstanding shares are held by 4 shareholders, listed in Attachment A. Those shareholders have indicated to the Board of Directors their intent to vote FOR the proposed Amendment. Under Colorado law and the Company's By-Laws, the affirmative vote of the holders of 51% of the issued and outstanding shares of the Common Stock of the Company that are entitled to vote is required to adopt the Amendment. Therefore, the Amendment will be adopted without the affirmative vote of any other stockholders. You are not being asked for a proxy and you are requested not to send one. You may vote your shares, if you so wish, by attending the Special Meeting in person.

         All information contained in this Information Statement has been supplied by the Company.

         The date of this Information Statement is April 23, 1997.


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                                  ATTACHMENT A

                                           NO. OF SHARES OF COMMON STOCK
                                     IN CAPITAL 2000, INC. AS OF APRIL 8, 1997
     NAME                                         THE RECORD DATE
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
T.J. Tully                                               1,250,891
James P. Tully                                           1,924,886
Gay M. Tully                                             1,112,205
Ramsay-Hughes, Inc.                                      1,518,470


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                               CAPITAL 2000, INC.

                         FORM 14-C, DATED APRIL 11, 1997


                   STATEMENT REQUIRED BY 17 CFR 240.14c-5(c):


     Expected Release Date of Definitive Statement is Wednesday, April 23, 1997